Exhibit 99.1

As previously announced, TDS and its subsidiaries will hold a joint teleconference on May 5, 2003, at 10:00 am Chicago time. Interested parties may listen to the call live over the Internet by accessing the conference call page of the Investor Relations section in www.teldta.com.

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations
(312) 592-5384 mark.steinkrauss@teldta.com

Ruth E. Venning, Director, Corporate Relations
(312) 592-5327 ruth.venning@teldta.com

Julie D. Mathews, Manager, Investor Relations
(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

TDS REPORTS FIRST QUARTER RESULTS

May 5, 2003 — Chicago, Illinois — Telephone and Data Systems, Inc. [AMEX:TDS] reported operating revenues of $807.4 million for the first quarter of 2003, up 21% from $665.2 million in the comparable period a year ago. Operating income decreased 68% to $33.9 million from $105.4 million in the first quarter of 2002.

Diluted earnings per share were a loss of $.09 compared to $.29 in the first quarter a year ago. Diluted earnings per share before the cumulative effect of an accounting change were a loss of $.09 compared to $.23 in the first quarter a year ago. The cumulative effect of the accounting change in the first quarter of 2002 relates to U.S. Cellular’s (AMEX:USM) decision to defer commissions expenses, equal to the amount of activation fee revenues deferred, pursuant to Staff Accounting Bulletin (“SAB”) No. 101 beginning in 2002.

The company’s operating results do not treat the operations of the U.S. Cellular markets included in the exchange of assets with AT&T Wireless (NYSE:AWE) as discontinued operations, as was noted in the company’s 2002 annual report to shareholders. The company and its independent accountants worked very closely to ensure that the accounting for the markets being exchanged was both appropriate and accurate. After a thorough review, the company and its independent accountants concluded that the accounting for these operations should not be accounted for as discontinued operations.

During the quarter, U.S. Cellular recorded pre-tax losses of $23.5 million ($14.6 million including the effect of taxes and minority interests) related to the difference between the fair value of the assets being exchanged with AWE and their book value. Because U.S. Cellular’s tax basis in the assets to be transferred to AWE is lower than its book basis, TDS anticipates that it will record an additional charge to the income statement of approximately $12 million for taxes and will have a current tax liability of approximately $27 million related to the completion of the transaction, which is expected to close in the third quarter of 2003.

President’s Comments

“Both our wireless and wireline businesses recorded solid growth in the first quarter,” said LeRoy T. Carlson, Jr., president and chief executive officer. “Our long-standing commitment to customers of providing superior service in all aspects of our business continues to be a winning strategy for us and successfully differentiates us from much of our competition.”

“At U. S. Cellular we aggressively grew the number of new customers, increased retail service revenue per unit and reduced postpay churn to 1.6%, one of the lowest churn rates in the industry. However, expenses increased as we invested to keep pace with the growth in the business – expanding new markets, deploying CDMA 1XRTT technology in more of our markets and continuing our focus on high levels of customer satisfaction.

“Our traditional wireline business performed well during the quarter, with profitability improving on a year-over-year basis. Several factors contributed to this performance. We increased penetration levels of vertical services such as caller I.D. and voicemail, as well as expanding the sales of additional services such as Digital Subscriber Lines (DSL) and long distance. On the CLEC side, our businesses grew their access line equivalents by more than 12,000 lines in the quarter and further increased their market share. All in all, it was a good quarter of operating performance for our wireline operations.

“The growth in our businesses and our substantial investment to drive that growth convinces us that TDS stock represents a very attractive value in the marketplace. Consequently, we repurchased 1,229,400 TDS shares through April 23. We have 1,770,600 shares remaining under a current authorization and will continue to purchase shares under this authorization as market conditions warrant.”

Stock Repurchase

At the beginning of 2002 the company, under its August 30, 2000 stock repurchase authorization, had 1,009,746 shares available for repurchase. On February 28, 2003, the company authorized the repurchase of an additional 1,990,254 for a total authorization of 3,000,000 shares available through February 28, 2006. TDS repurchased 750,300 of its shares during the quarter at an average price of $39.11 per share.

TDS has repurchased in 2003 and may from time to time in the future repurchase shares under Rule 10b5-1 of the Securities Exchange Act of 1934. Under Rule 10b5-1 the company may repurchase its shares at times when it ordinarily would not be in the market because of self-imposed trading blackouts, such as during the period immediately preceding the quarterly earnings release.

Through April 23, TDS has repurchased a total of 1,229,400 shares at an average price of $40.55 for $49.9 million.

2

FORTUNE 500

2003 marks the induction of TDS into the FORTUNE 500 list of top companies in the United States. The company ranked #495 on the list.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: changes in circumstances or events that may affect the ability of USM to acquire or, if it acquires, to start up the operations of the properties involved in the AWE transaction; the ability of USM to successfully manage and grow the operations of the Chicago MTA; changes in the overall economy; changes in competition in the markets in which TDS operates; advances in telecommunications technology; changes in the telecommunications regulatory environment; changes in the value of investments, including variable prepaid forward contracts; changes in the capital markets that could restrict the availability of financing; pending and future litigation; acquisitions/divestitures of properties and/or licenses; changes in customer growth rates, average service revenue per unit, churn rates, roaming rates and the mix of products and services offered in TDS’s markets. Investors are encouraged to consider these and other risks and uncertainties that are discussed in documents filed by TDS with the SEC.

TDS is a diversified telecommunications corporation founded in 1969. Through its strategic business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing wireless and local telephone service. TDS builds value for its shareholders by providing excellent communications services in growing, closely related segments of the telecommunications industry. The company currently employs approximately 11,000 people and serves approximately 5.3 million customers/units in 34 states.

As previously announced, TDS and its subsidiaries will hold a joint teleconference on May 5, 2003, at 10:00 am Chicago time. Interested parties may listen to the call live over the Internet at http://www.firstcallevents.com/service/ajwz380304720gf12.html or connect by telephone at 888/245-6674 leader: Mark Steinkrauss for TDS and USM. The conference call will be archived on the conference call section of our Web site at www.teldta.com. Certain financial and statistical information contained in the conference call presentation will be posted to the web site, together with reconciliations of GAAP to any non-GAAP information to be disclosed, prior to the commencement of the call. Investors may access this additional information on the conference call page of the Investor Relations section of the TDS web site.

For more information about TDS and its subsidiaries, visit the web sites at:

TDS: http://www.teldta.com	TDS Telecom: http://www.tdstelecom.com
USM: http://www.uscellular.com	TDS Metrocom http://www.tdsmetro.com

3
TELEPHONE AND DATA SYSTEMS, INC. SUMMARY OPERATING DATA

Quarter Ended	3/31/03	12/31/02	9/30/02	6/30/02	3/31/02
U.S. Cellular:
Total incremental population equivalents owned (000s)(1)	42,045	42,006	42,037	31,330	31,257
TDS's proportionate share of USM pops	82.2%	82.2%	82.2%	82.2%	82.2%
Consolidated Markets:
Total population (000s)(2)	36,759	36,568	36,568	27,548	27,548
Customer units	4,240,000	4,103,000	3,943,000	3,547,000	3,504,000
Net customer unit activations	137,000	160,000	76,000	43,000	31,000
Market penetration(2)	11.53%	11.22%	10.78%	12.88%	12.72%
Markets in operation	149	149	149	148	148
Cell sites in service	3,987	3,914	3,750	3,145	3,049
Average monthly revenue per unit	$45.05	$47.91	$49.31	$47.48	$44.14
Retail service revenue per unit	$37.05	$38.69	$38.95	$37.93	$35.79
Inbound roaming revenue per unit	$4.36	$5.37	$6.52	$5.90	$5.20
Long-distance/other revenue per unit	$3.64	$3.85	$3.84	$3.65	$3.15
Minutes of use (MOU)(3)	377	359	327	280	237
Postpay churn rate per month(4)	1.6%	1.8%	2.0%	1.7%	1.9%
Marketing cost per gross customer unit addition (5)	$358	$369	$348	$386	$362
Construction Expenditures(000s)	$140,926	$281,615	$192,256	$156,699	$100,075

TDS Telecom
ILECs:
Access line equivalents(6)	713,800	711,200	714,400	706,000	681,000
Growth in equivalent ILEC access lines
from prior quarter-end:
Acquisitions	---	---	7,800	19,200	---
Internal growth	2,600	(3,200)	600	5,800	2,700
Access lines	669,900	672,400	677,400	671,900	651,100
Average monthly revenue
per access line equivalent	$74.68	$76.34	$74.39	$74.58	$73.35
Internet service accounts	118,100	117,600	118,400	118,000	115,200
Digital Subscriber Lines (DSL) customers	12,800	9,100	8,100	6,500	3,300
Long Distance customers	202,100	197,500	189,200	176,300	146,100
Caller I.D. penetration(7)(8)	32.0%	30.9%	30.3%	29.6%	29.1%
Voicemail penetration (7)(8)	13.5%	13.4%	13.5%	13.4%	13.3%
Construction Expenditures (000s)	$15,412	$35,540	$36,484	$25,268	$19,194
CLECs (8):
Access line equivalents - total CLECs(6)	303,900	291,400	273,100	243,900	221,500
TDS Metrocom	227,500	220,200	206,200	180,900	163,800
USLink	76,400	71,200	66,900	63,000	57,700
Internet service accounts	24,500	24,700	24,700	24,600	24,400
Percent of access lines on-switch:
TDS Metrocom	100.0%	100.0%	100.0%	100.0%	100.0%
U.S. Link	20.7%	20.6%	20.2%	20.5%	20.5%
Digital Subscriber Lines (DSL):
TDS Metrocom	13,100	11,800	10,300	9,100	8,500
Construction Expenditures (000s)	$3,705	$16,216	$9,653	$16,991	$9,059

(1)

Represents pops in cellular operating and investment markets as well as PCS markets which are incremental to, and do not overlap with, cellular markets owned by USM. Pops in all periods represent amounts related to markets U.S. Cellular owned at the end of each respective period and do not include any acquisition or divestiture transactions for which there were definitive agreements but which had not been completed as of the end of the period.

(2)	Market penetration is calculated using 2002 Claritas population estimates for 3/31/03 and 2001 Claritas estimates for all other periods.
(3)	Average monthly local minutes of use (without roaming)
(4)	Excluding 13,000 lines disconnected due to the bankruptcy of a customer, postpay churn rate for 3/31/02 would be 1.7%.
(5)	Due to changes in accounting for agent rebates, for all periods shown this measurement is no longer calculable using information from the financial statements as reported.
(6)

Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line. Basic rate ISDN = 2 DS0s; Primary rate ISDN = 23 DS0s; T1 = 24 DS0s; Trunk Lines = 1; DSLs = 1

(7)	Caller I.D. and Voicemail penetration is the total residential and business one-party customers purchasing the service divided by the total of these lines equipped for the service.
(8)	Does not include Chorus, MCT and TSNH data for all periods.

4

TELEPHONE AND DATA SYSTEMS, INC. FINANCIAL HIGHLIGHTS Three Months Ended March 31, (Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)

	2003	2002	Amount	Percent

Operating Revenues
U.S. Cellular	$595,914	$478,420	$117,494	24.6%
TDS Telecom	211,504	186,777	24,727	13.2%

	807,418	665,197	142,221	21.4%

Operating Expenses
U.S. Cellular
Expenses excluding Depreciation and Amortization	469,100	325,992	143,108	43.9%
Depreciation and Amortization	109,503	72,752	36,751	50.5%
Loss on Assets Held for Sale	23,500	---	23,500	N/M

	602,103	398,744	203,359	51.0%

TDS Telecom
Expenses excluding Depreciation and Amortization	129,799	121,939	7,860	6.4%
Depreciation and Amortization	41,650	39,147	2,503	6.4%

	171,449	161,086	10,363	6.4%

Total Operating Expenses	773,552	559,830	213,722	38.2%

Operating Income
U.S. Cellular	(6,189)	79,676	(85,865)	N/M
TDS Telecom	40,055	25,691	14,364	55.9%

	33,866	105,367	(71,501)	(67.9%)

Investment and Other Income
Interest and Dividend Income	4,328	2,067	2,261	109.4%
Investment Income	12,750	11,037	1,713	15.5%
(Loss) on Marketable Securities and Other Investments	(3,500)	(37,400)	33,900	N/M
Other Income (Expense), Net	1,159	1,206	(47)	(3.9%)

	14,737	(23,090)	37,827	N/M

Income Before Interest and Income Taxes	48,603	82,277	(33,674)	(40.9%)
Interest Expense	43,357	29,624	13,733	46.4%
Minority Interest in Income of Subsidiary Trust	6,203	6,203	---	0.0%

Income Before Income Taxes	(957)	46,450	(47,407)	N/M
Income Tax Expense	3,855	22,412	(18,557)	(82.8%)

Income Before Minority Interest	(4,812)	24,038	(28,850)	N/M
Minority Share of (Income), net of tax	(188)	(10,028)	9,840	N/M

Income Before Cumulative Effect of Accounting Change	(5,000)	14,010	(19,010)	N/M
Cumulative Effect of Accounting Change	---	3,366	(3,366)	N/M

Net Income	(5,000)	17,376	(22,376)	N/M
Preferred Dividend Requirement	(104)	(112)	8	N/M

Net Income Available to Common	$(5,104)	$17,264	$(22,368)	N/M

Basic Average Common Shares Outstanding (000s)	58,594	58,600	(6)	(0.0%)
Basic Earnings Per Share
Income Before Cumulative Effect of Accounting Change	$(0.09)	$0.23	$(0.32)	N/M
Cumulative Effect of Accounting Change	---	0.06	(0.06)	N/M

	$(0.09)	$0.29	$(0.38)	N/M

Diluted Average Common Shares Outstanding (000s)	58,594	58,888	(294)	(0.5%)
Diluted Earnings Per Share
Income Before Cumulative Effect of Accounting Change	$(0.09)	$0.23	$(0.32)	N/M
Cumulative Effect of Accounting Change	---	0.06	(0.06)	N/M

	$(0.09)	$0.29	$(0.38)	N/M

N/M — Percentage change not meaningful.

5

TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) ASSETS

	March 31, 2003	December 31, 2002

Current Assets
Cash and cash equivalents	$1,315,914	$1,298,936
Accounts receivable from customers and other	367,279	448,033
Federal Income Tax receivable	---	40,000
Collateral assets pledged	32,200	---
Materials and supplies, at average cost, and
other current assets	192,017	161,043

	1,907,410	1,948,012

Investments
Cellular license costs, net	979,760	1,038,556
Goodwill, net	1,008,596	1,106,451
Intangible Assets	35,599	40,087
Marketable equity securities	1,676,892	1,944,939
Marketable equity securities - loaned	30,610	---
Investments in unconsolidated entities	206,624	205,995
Notes Receivable	6,568	7,287
Other investments	15,183	14,914

	3,959,832	4,358,229

Property, Plant and Equipment, net
U.S. Cellular	2,099,846	2,148,432
TDS Telecom	1,056,056	1,047,811

	3,155,902	3,196,243

Other Assets and Deferred Charges
Derivative Asset	192,899	2,630
Other Assets and Deferred Charges	99,414	96,914

	292,313	99,544

Assets of Operations Held for Sale	226,422	---

	$9,541,879	$9,602,028

6a

TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) LIABILITIES AND STOCKHOLDERS’ EQUITY

	March 31, 2003	December 31, 2002

Current Liabilities
Current portion of long-term debt	$19,267	$64,482
Notes payable	533,792	461,792
Accounts payable	310,679	361,758
Advance billings and customer deposits	100,255	95,922
Accrued interest	21,860	31,751
Accrued taxes	40,488	34,413
Accrued compensation	38,961	58,678
Collateral loan payable	32,200	---
Other current liabilities	51,311	58,370

	1,148,813	1,167,166

Deferred Liabilities and Credits
Deferred taxes	1,173,562	1,170,505
Derivative Liability	10,948	61,160
Asset Retirement Obligation	33,022	---
Other	56,946	55,645

	1,274,478	1,287,310

Long-term Debt, excluding current portion
Prepaid Forward Contracts	1,660,708	1,656,616
Other Long-term Debt	1,639,585	1,641,624

	3,300,293	3,298,240

Minority Interest	490,772	489,735

Company-Obligated Mandatorily Redeemable Preferred
Securities of Subsidiary Trust Holding Solely
Company Subordinated Debentures	300,000	300,000

Liabilities of Operations Held for Sale	9,823	---

Preferred Shares	6,804	6,954

Common Stockholders' Equity
Common Shares, $.01 par value	559	559
Series A Common Shares, $.01 par value	66	66
Capital in excess of par value	1,833,280	1,832,806
Treasury Shares	(433,229)	(404,169)
Accumulated other comprehensive income	192,765	191,704
Retained earnings	1,417,455	1,431,657

	3,010,896	3,052,623

	$9,541,879	$9,602,028

6b

BALANCE SHEET HIGHLIGHTS March 31, 2003 (Unaudited, dollars in thousands)

	U.S. Cellular		TDS Telecom		TDS Corporate & Other		Intercompany Eliminations		TDS Consolidated

Cash and Cash Equivalents		$17,676		$409,980		$888,258	$	---	$1,315,914
Affiliated Cash Investments		212		322,455		---		(322,667)	---
Notes Receivable--Affiliates		---		---		452,125		(452,125)	---

		$17,888		$732,435		$1,340,383		$(774,792)	$1,315,914

Cellular License, Goodwill and
Intangibles, net		$1,562,061		$461,894	$	---	$	---	$2,023,955
Marketable Equity Securities		156,394		51,149		1,469,349		---	1,676,892
Marketable Equity Securities - loaned		30,610		---		---		---	30,610
Investment in Unconsolidated Entities		161,708		19,136		33,062		(7,282)	206,624
Notes Receivable		6,568		---		---		---	6,568
Long-term Notes Receivable - Affiliates		---		---		105,400		(105,400)	---
Other Investments		---		15,183		---		---	15,183

		$1,917,341		$547,362		$1,607,811		$(112,682)	$3,959,832

Property, Plant and
Equipment, net		$2,099,846		$1,056,056	$	---	$	---	$3,155,902

Notes Payable:
external		$532,000	$	---		$1,792	$	---	$533,792
cash management		---		---		322,667		(322,667)	---
intercompany		---		452,125		---		(452,125)	---

		$532,000		$452,125		$324,459		$(774,792)	$533,792

Prepaid Forward Contracts		$159,856		$41,182		$1,459,670	$	---	$1,660,708

Long-term Debt:
Current Portion	$	---		$17,872		$1,395	$	---	$19,267
Affiliated		105,000		400		---		(105,400)	---
Non-current Portion		543,829		258,924		836,832		---	1,639,585

Total		$648,829		$277,196		$838,227		$(105,400)	$1,658,852

Trust Originated Preferred Securities	$	---	$	---		$300,000	$	---	$300,000

Preferred Shares	$	---	$	---		$6,804	$	---	$6,804

Total Outstanding Debt and
Preferred Shares		$1,340,685		$770,503		$2,929,160		$(880,192)	$4,160,156

Construction Expenditures:
Quarter Ended 3/31/03		$140,926		$19,117		$1,340	$	---	$161,383

7

TDS Telecom Highlights Three Months Ended March 31, (Unaudited, dollars in thousands)
			Increase (Decrease)

	2003	2002	Amount	Percent

Local Telephone Operations
Operating Revenues
Local Service	$49,051	$46,843	$2,208	4.7%
Network Access and Long-Distance	89,652	83,084	6,568	7.9%
Miscellaneous	20,894	19,594	1,300	6.6%

	159,597	149,521	10,076	6.7%

Operating Expenses
Network Operations	38,145	31,697	6,448	20.3%
Customer Operations	22,170	21,570	600	2.8%
Corporate Expenses	20,247	23,282	(3,035)	(13.0%)
Depreciation and Amortization	33,619	32,455	1,164	3.6%

	114,181	109,004	5,177	4.7%

Operating Income	$45,416	$40,517	$4,899	12.1%

Competative Local Exchange Carrier Operations
Revenues	$52,439	$37,754	$14,685	38.9%

Expenses excluding Depreciation and Amortization	49,769	45,888	3,881	8.5%
Depreciation and Amortization	8,031	6,692	1,339	20.0%

	57,800	52,580	5,220	9.9%

Operating (Loss)	$(5,361)	$(14,826)	$9,465	63.8%

Intercompany Revenues	$(532)	$(498)	$(34)	(6.8%)
Intercompany Expenses	(532)	(498)	(34)	(6.8%)

	---	---	---	N/M

Total TDS Telecom Operating Income	$40,055	$25,691	$14,364	55.9%

N/M — Percentage change not meaningful.

8